POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Trust”) hereby appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Trust of any and all Registration Statements on Form N-2 pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of June, 2018.

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Trust”) hereby appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Trust of any and all Registration Statements on Form N-2 pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of June, 2018.

/s/ Ira P. Cohen
Ira P. Cohen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Trust”) hereby appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Trust of any and all Registration Statements on Form N-2 pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of June, 2018.

/s/ Keith M. Schappert
Keith M. Schappert

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Trust”) hereby appoints Dory S. Black, Daniel Fazioli, Lu Chang, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Trust of any and all Registration Statements on Form N-2 pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 21st day of June, 2018.

/s/ Sreeniwas V. Prabhu
Sreeniwas V. Prabhu